Exhibit 10.90

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into effective as of June 7th, 2021 (the “Amendment Effective Date”), by and between Investview Inc., a Nevada corporation (the “Company”), and Jayme McWidener (the “Executive” and, together with the Company, the “Parties”).

Whereas, the Company and Executive entered into that certain Employment Agreement (the “Agreement”) dated as of September 15th, 2019, and

Whereas, the Parties desire to amend Section 1.3 of the Agreement in the manner reflected herein, and

Whereas, the Board of Directors of the Company has approved the amendment of the Agreement in the manner reflected herein,

Now Therefore, in consideration of the premises and mutual covenants and conditions herein, the Parties, intending to be legally bound, hereby agree as follows, effective as of the Amendment Effective Date:

1. Duties.

Section 1.3 of the Agreement is hereby deleted and replaced in its entirety with the following:

1.3 Duties. During the term of this Agreement, the Executive shall be employed by the Employer and shall serve as Chief Accounting Officer carrying out the duties of the position as described herein Exhibit B. The Executive shall serve in such offices or positions with the Employer or any subsidiary of the Employer and such substitute or further offices or positions of substantially consistent rank and authority. The Executive shall perform duties appropriate as may be assigned to her from time to time by the Employer and as described in the Employer’s bylaws. The Employer shall direct, control, and supervise the duties and work of the Executive.

2. Counterparts. This Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.

3. Ratification. All terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained in this Amendment.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to Employment Agreement effective as of the Amendment Effective Date.

SIGNED AND DELIVERED to be effective as of the Effective Date set forth above.

EMPLOYER:

Investview Inc.

By:
Name:	Annette Raynor
Title:	COO

By:
Name:	Joseph Cammarata
Title:	CEO

EXECUTIVE:

By:
Name:	Jayme McWidener
Title:	Chief Accounting Officer

EXHIBIT B

DUTIES

Chief Accounting Officer Duties and Responsibilities:

As Chief Accounting Officer of Employer, you will have the primary responsibility for all aspects of financial management, including corporate accounting, regulatory and financial reporting, budget and forecasts preparation, as well as development of internal control policies and procedures. As Chief Accounting Officer your responsibilities will include financial risk management working in conjunction with the CFO.

●	Planning, directing and coordinating all accounting operational functions
●	Managing the accumulation and consolidation of all financial data necessary for an accurate accounting of consolidated business results
●	Coordinating and preparing internal and external financial reporting, ensuring quality and meeting agreed upon timelines
●	Coordinating activities of external auditors
●	Collaborate with management on the accounting and tax implications for all potential material business decisions, including M&A, asset purchases and new product offerings
●	Managing the budget process
●	Assessing current accounting operations, systems, internal controls and policies, offering recommendations for improvement and implementing new processes and procedures
●	Evaluating the effectiveness of accounting software and supporting database, as needed
●	Developing and monitoring business performance metrics
●	Overseeing regulatory reporting, frequently including tax planning and compliance
●	Hiring, training and retaining skilled accounting staff

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